FIRST INVESTORS HIGH YIELD FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                         SUPPLEMENT DATED JULY 20, 1998
                       TO PROSPECTUS DATED APRIL 30, 1998


1. Item No. (7) under "How to Buy Shares-Waivers of Class A Sales Charges" on page 19 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 28:

Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

3. The first sentence of the section entitled "General Policies" on page 10 is replaced with the following:

Each Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, a Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

4. The following paragraph is to follow the section entitled "Deep Discount Securities" on page 13:

      FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Each Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect a Fund's share price. In addition, a Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

5. The following replaces the paragraph "Class A Shares" under "Alternative Purchase Plans" on page 16:

      CLASS A SHARES. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares are subject to a maximum 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases.
See "How to Buy Shares."

6. The following replaces the paragraph "Class B Shares" under "Alternative Purchase Plans" on page 16:

      CLASS B SHARES. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."




FIHYP798